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PIONEER
EMERGING
MARKETS
FUND

ANNUAL REPORT
NOVEMBER 30, 1995


PIONEER EMERGING MARKETS FUND

DEAR SHAREOWNERS,

Pioneer Emerging Markets Fund marked the close of its first full fiscal year on November 30, 1995. This period proved to be difficult for emerging markets. On the back of 1994's rising U.S. interest rates came the devaluation of the Mexican peso in December and the subsequent lack of confidence in Latin American economies and markets. In January, the earthquake in Kobe, Japan further destabilized emerging markets in Asia and other corners of the world. It was a troubled time for emerging stock markets and developing economies as these events, and others, turned global investors toward more stable and developed areas, particularly the United States and the United Kingdom.

                            HOW YOUR FUND PERFORMED

In general, emerging markets turned in lackluster results for the year, reflecting the series of economic difficulties and other events. We report the following performance for Pioneer Emerging Markets Fund:

                                 CLASS A SHARES

o The Fund posted a total return of -4.07% for the fiscal year, based on net asset value and assuming reinvestment of distributions at net asset value. Based on the maximum public offering price, total return for the year was -9.61%.

o The Fund's net asset value was $11.56 on November 30, 1995, versus $11.59 at the midpoint of its fiscal year on May 31 and $12.24 on November 30, 1994.

o  Shareowners   received  an  income  dividend  of  $0.055  and  capital  gains distributions totaling $0.1286 per share.

                                 CLASS B SHARES

o The Fund's net asset value was $11.47 on November 30, 1995, versus $11.53 at the midpoint of its fiscal year on May 31 and $12.19 on November 30, 1994.

o  Shareowners   received  an  income  dividend  of  $0.031  and  capital  gains distributions totaling $0.1286 per share.

o The Fund posted a total return of -4.62% for the fiscal year, assuming reinvestment of distributions and that shares were held throughout the year. If shares were sold, and the maximum contingent deferred sales charge paid, total return for the year was -8.38%.

We are pleased to note that Pioneer Emerging Markets Fund fared better than most of the emerging market funds tracked by Lipper Analytical Services, Inc., an independent mutual fund reporting firm. For the fiscal year, the 54 funds in this category generated an average total return of -15.14%. While we are pleased with this relative success, we remind you that successful investors in emerging stock markets hold to their long-term goals, rather than allow themselves to be swayed by short-term results.

For additional performance information, please turn to pages 4 and 5.

                         HOW WE MANAGED YOUR INVESTMENT

The Fund's objective is to provide shareowners with capital growth by investing in stocks of companies located or doing business in emerging nations. We research and invest in companies operating in a variety of countries around the world. The following chart shows the diverse nations represented in the Fund's portfolio at the close of the fiscal year.

                            GEOGRAPHICAL DISTRIBUTION
           (Percentage of equity investments as of November 30, 1995)

                                  [BAR GRAPH]

Bar graph using the figures shown below:

Argentina    8%
Belize       1%
Brazil       3%
China        2%
Hong Kong    5%
India        7%
Indonesia    3%
Israel       5%
Korea       13%
Malaysia     2%
Mexico      24%
Pakistan     2%
Peru         1%
Philippines  4%
Poland      10%
Thailand     7%
Venezuela    2%
Other        1%

              LATIN AMERICA SET TONE FOR WORLD'S EMERGING MARKETS

Confidence in emerging markets was shaken early in the Fund's fiscal year as Mexico's economy and stock market, assumed by many to be among the most stable of emerging markets, seriously stumbled when Mexico devalued its peso on December 20, 1994. By February of 1995, global investors had fully comprehended the fundamentals leading to the Mexican devaluation, specifically the rising current account deficit and the overvalued peso. The full view triggered a chain of events that hurt returns in emerging markets around the globe. Investors began to sell any and all of their emerging market equities, pushing down stock prices further. As funds flowed out of emerging markets, a number of currencies began to show weakness, catching the attention of speculators and precipitating further selling in equities and currencies.

From December until March, the Mexican Bolsa and the Argentina Merval declined over 70% and 50%, respectively, in U.S. dollar terms. Most other emerging markets also experienced substantial declines. The inflection point in this downward spiral came on March 10 when the Argentine government announced it had completed a financial aid package, restoring investors' confidence. Following this news, Mexican and Argentine markets rose over 40% in a month.

                         FINDING VALUE IN LATIN AMERICA

Fortunately, your Fund had only a small allocation to Brazil, Mexico and Argentina when the troubles began. As a result, we were in an enviable position to begin buying stocks at fire-sale prices in late February and early March, before the markets rallied. We took advantage of the opportunity to buy shares in some of the best-managed and well-positioned companies we believe will come out of the crisis in a stronger competitive position.

We think Mexico's construction and banking sectors still pose the highest perceived risk, but also offer the highest potential returns should the situation improve in the coming year. The Fund's largest holdings in Mexico are Apasco, Banacci, Bancomer, Cifra and Empresas ICA. Apasco, the second largest cement producer in Mexico, has a strong balance sheet and modern and efficient operations. Banacci and Bancomer are among the larger banks we expect to increase market share as other banks are liquidated in the coming years.

Cifra, Wal-Mart's joint venture partner in Mexican retailing, currently has no debt and is in a position to acquire choice locations. Empresas ICA is a civil construction company with bright prospects for winning contracts for civil construction. These stocks still appear to be cheap despite their recent strong rallies. Along with other investors, we are still quite concerned about the prospects for Mexican growth in 1996; however, we believe expectations will improve from here and, as they do, the stocks should trade at substantially higher levels. The Fund's Mexican stocks totaled 24% of the portfolio at the close of the fiscal year.

We employed a similar strategy in Argentina,  8% of the portfolio as of November
30. Argentine holdings include Ciadea, a well-positioned auto manufacturer, Mirgor, an auto parts producer, Baesa, a Pepsi-Cola and Seven-Up bottler, and Telecom Argentina, a blue-chip telecommunications company.

Despite the billions of dollars in financial aid provided to Mexico and Argentina by the IMF and the central banks of many industrialized nations, serious problems remain in Latin America. The governments of Argentina, Brazil and Mexico must maintain fiscal and monetary restraint in order to achieve long-term economic stability. At the same time, economic growth is expected to be lackluster in these economies.

                  OPPORTUNITIES ABOUND IN ASIA, EASTERN EUROPE

Interesting buying opportunities are prevalent in a variety of other countries where investor pessimism has been running very high. These countries include Hong Kong, Poland and Turkey. In Hong Kong and Poland the Fund owns stocks trading at single-digit price/earnings ratios, while boasting strong balance sheets and excellent long-term earnings growth potential. For example, ABC Communications (Hong Kong) offers radio paging services; it also manufactures and sells pagers with Chinese, Russian and Hindi characters. Another holding is Golden Harvest Entertainment (Hong Kong), one of the biggest movie-theater operators in Asia. These stocks exemplify our investment strategy, which is geared to finding stocks we believe offer strong growth potential and working to buy them when their prices are depressed by pessimistic expectations regarding politics or economics we believe should have no long-term negative impact on company performance.

                                 LOOKING AHEAD

The past three years have been volatile for investors in emerging markets, a trend we expect to continue. However, we also believe that volatility will diminish from the levels we have recently experienced. Going forward, we believe that the adversity of the past year has already been figured into emerging market stock prices. U.S. interest rates have influenced emerging market equities over the past several years, and we expect them to continue to have a strong impact on investor psychology, both globally and domestically, over the coming 12 months. Despite the expected continuing high volatility, we remain confident that the fundamental reason for investing in emerging markets -- that their higher economic growth will lead to superior stock returns -- is still firmly intact.

We continue to be bullish on emerging markets as a compelling investment opportunity, and we also continue to believe that long-term investors will be rewarded for participating in the globe's most rapidly changing and growing economies.

The following pages include the Fund's audited portfolio and financial statements as of November 30, 1995. If you have any questions about your investment in Pioneer Emerging Markets Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Thank you for your support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer Emerging Markets Fund

December 29, 1995

                        GROWTH OF A $10,000 INVESTMENT*

The following chart shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund Class A shares, compared to the growth of the MSCI Emerging Markets Free Index+.

PIONEER EMERGING MARKETS FUND CLASS A:
AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 1995)

                                                     PUBLIC
CLASS A SHARES             NET ASSET VALUE       OFFERING PRICE*
Life of Fund (6/23/94)         -4.25%                -8.10%
One Year                       -4.07                 -9.61



                                  [LINE GRAPH]

DESCRIPTION OF LINE GRAPH
Line graph using the plot points shown below:

         Pioneer
         Emerging       MSCI
          Markets     Emerging
           Fund        Markets
          Class A    Free Index

6/30/94    9,425       10,000
           9,849       10,622
8/30/94   10,483       11,940
          10,204       12,076
           9,940       11,858
11/30/94   9,231       11,241
           8,911       10,339
           7,858        9,239
2/28/95    7,896        9,002
           8,003        9,059
           8,491        9,465
5/30/95    8,842        9,969
           8,893        9,998
           9,077       10,223
8/30/95    9,031        9,982
           9,207        9,935
           8,832        9,554
11/30/95   8,855        9,384

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 891 securities trading in 22 emerging markets; it reflects only those securities available to foreign investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+  Index comparison begins June 30, 1994.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        GROWTH OF A $10,000 INVESTMENT**

The following chart shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund Class B shares, compared to the growth of the MSCI Emerging Markets Free Index+.

PIONEER EMERGING MARKETS FUND CLASS B:
AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 1995)

CLASS B SHARES            IF HELD        IF REDEEMED**
Life of Fund (6/23/94)     -4.90%           -7.52%
One Year                   -4.62            -8.38



                                  [LINE GRAPH]

DESCRIPTION OF LINE GRAPH
Line graph using the plot points shown below:

         Pioneer
         Emerging       MSCI
          Markets     Emerging
           Fund        Markets
          Class B    Free Index

6/30/94   10,000       10,000
          10,440       10,622
8/30/94   11,112       11,940
          10,800       12,076
          10,520       11,858
11/30/94   9,752       11,241
           9,401       10,339
           8,295        9,239
2/28/95    8,327        9,002
           8,440        9,059
           8,949        9,465
5/30/95    9,312        9,969
           9,359        9,998
           9,553       10,223
8/30/95    9,505        9,982
           9,683        9,935
           9,277        9,554
11/30/95   8,809        9,384

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 891 securities trading in 22 emerging markets; it reflects only those securities available to foreign investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

* Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of distributions.

+  Index comparison begins June 30, 1994.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995

    Shares                                                                           Value
            INVESTMENT IN SECURITIES -- 92.4%
            PREFERRED STOCKS -- 6.2%
     87,600 Brasmotor S.A.                                                       $    18,408
      1,450 Centrais Electricas Brasilieras S.A. (B Shares) (A.D.R.)*                 20,662
      5,300 LG Electronics Inc.                                                      134,967
    104,400 Sadia-Concordia S/A Industria E Comercio                                  71,325
      3,120 Samsung Electronics Co., Ltd.                                            365,623
     24,440 Shinwon Corp.                                                            533,960
            TOTAL PREFERRED STOCKS (Cost $1,060,450)                             $ 1,144,945

            COMMON STOCKS -- 86.2%
            BASIC INDUSTRIES -- 12.4%
            CHEMICALS -- 5.1%
     15,900 Grasim Industries Ltd.                                                 $ 230,560
    128,500 Indo Gulf Fertilizers and Chemical Corp., Ltd. (G.D.R.)                  173,475
     58,800 Polifarb-Cieszyn S.A. (Bearer)                                           235,526
     35,000 Polifarb Wroclaw S.A.                                                     97,164
     13,600 Reliance Industries, Ltd. (G.D.R.)                                       199,920
                                                                                  $  936,645
            FOREST PRODUCTS -- 0.7%
     64,000 Land & General Holdings Bhd.                                           $ 127,394

            IRON & STEEL -- 0.9%
      9,600 Usina Siderurgica Do Minas Gerais S.A. (A.D.R.)                         $ 87,005
 12,819,000 Acesita S.A.                                                              80,280
                                                                                 $   167,285
            METALS & MINING -- 2.8%
      7,600 Hindalco Industries Ltd.                                               $ 189,918
    300,000 National Aluminum Co. Ltd.                                               171,944
     79,000 PT International Nickel Indonesia                                        162,601
                                                                                 $   524,463
            ELECTRICAL EQUIPMENT -- 2.9%
     23,000 CESC, Ltd (G.D.R.)*                                                  $    60,950
     57,600 Shandong Huaneng Power Co. Ltd. (A.D.R.)                                 410,400


   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (CONTINUED)

    Shares                                                                           Value
            COMMON STOCKS (continued)
            BASIC INDUSTRIES (continued)
            ELECTRICAL EQUIPMENT (CONTINUED)
      6,403 Yageo Corp. (G.D.R.)*                                                $    56,042
                                                                                 $   527,392
            TOTAL BASIC INDUSTRIES                                               $ 2,283,179

            CAPITAL GOODS -- 6.1%
            CONSTRUCTION BUILDING MATERIALS & ENGINEERING -- 6.1%
     83,000 Apasco S.A. de C.V.                                                  $   335,965
     98,000 Corimon S.A.*                                                            367,500
     36,000 Empresas ICA Sociedad (A.D.R.)                                           369,000
     26,400 Mostostal-Export S.A.*                                                    56,538
                                                                                 $ 1,129,003
            CONTAINERS -- 0.0%
     20,000 M.C. Packaging, Ltd.                                                 $     7,240
            TOTAL CAPITAL GOODS                                                  $ 1,136,243

            CONSUMER DURABLES -- 4.4%
            MOTOR VEHICLES -- 4.4%
    114,000 CIADEA S.A.*                                                         $   490,421
     11,000 Debica S.A. (Class A)                                                    179,734
    100,000 Mirgor Sacifia (A.D.R.)+                                                 137,500
            TOTAL CONSUMER DURABLES                                              $   807,655

            CONSUMER NON-DURABLES -- 15.3%
            AGRICULTURE & FOOD MANUFACTURING -- 4.5%
     74,600 Charoen Pokphand Feedmill Public Co., Ltd.                           $   358,768
    824,000 Cafe de Coral Holdings, Ltd.                                             197,081
     10,500 Drosed S.A.                                                              120,761
    100,000 Jugos de Valle S.A. (Series B)*                                          159,257
                                                                                 $   835,867
            TEXTILES/CLOTHES -- 1.1%
    137,300 Asia Fiber Co. Ltd.                                                  $    77,763
     10,000 Raymond, Ltd. (G.D.R.)                                                   135,000
                                                                                 $   212,763

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (CONTINUED)

    Shares                                                                           Value
            COMMON STOCKS (continued)
            CONSUMER NON-DURABLES (continued)
            RETAIL NON-FOOD -- 2.8%
    459,300 Cifra S.A. de CV (Series B)                                          $   518,122

            SOFT DRINKS -- 6.9%
     15,500 Buenos Aires Embotelladores S.A. (A.D.R.)                            $   393,313
     23,000 Coca Cola Femsa S.A. de C.V. (A.D.R.)                                    471,500
    220,000 Embotelladores Del Valle de Anahuac S.A. de C.V. (B Shares)*             201,460
      6,800 Panamerican Beverages, Inc.                                              219,300
                                                                                 $ 1,285,573
            TOTAL CONSUMER NON-DURABLES                                          $ 2,852,325

            FINANCIAL -- 16.1%
            COMMERCIAL BANKS -- 9.0%
    307,800 Bank Inicjatyw Gospodarczych S.A.                                    $   161,133
      5,100 Bank Slaski S.A.                                                         293,278
     13,000 BHI Corp.                                                                203,125
    379,500 Grupo Financiero Banamex Accival S.A. (Class L)                          538,905
  1,700,000 Grupo Financiero Bancomer (Class B)                                      469,277
                                                                                 $ 1,665,718
            FINANCE -- MISCELLANEOUS -- 3.9%
     14,550 Bank Rozwoju Eksportu S.A.                                           $   229,084
     22,000 Dhana Siam Finance and Securities Co., Ltd.                              100,556
    100,000 Grupo Financiero Inbursa S.A. de C.V. (B Shares)                         280,690
     80,000 Peregrine Investment Holdings Ltd.                                       104,979
                                                                                 $   715,309
            INVESTMENTS -- 2.4%
     66,100 Pakistan Investment Fund Inc.                                        $   338,763
      5,000 Taiwan Fund, Inc.                                                        102,500
                                                                                 $   441,263
            REAL ESTATE -- 0.8%
     87,000 Somprasong Land Public Co., Ltd.                                     $   137,450
      7,000 Technology Resources Industries Bhd.*                                     19,590
                                                                                 $   157,040
            TOTAL FINANCIAL                                                      $ 2,979,330

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (CONTINUED)

    Shares                                                                           Value
            COMMON STOCKS (continued)
            SERVICES -- 2.7%
            PHARMACEUTICALS -- 1.3%
     22,000 Jelfa*                                                               $   246,917

            BROADCASTING & MEDIA -- 1.4%
     12,600 Grupo Telavisa, S.A. (G.D.R.)                                        $   252,000
            TOTAL SERVICES                                                       $   498,917

            TECHNOLOGY -- 10.2%
            ELECTRONICS -- 3.4%
     17,000 LG Electronics Inc. (G.D.R.)                                         $   216,325
      5,500 Loxley Co., Ltd.                                                         104,928
    109,200 Muramoto Electron Plc                                                    312,496
                                                                                 $   633,749
            SOFTWARE -- 0.2%
     25,000 Nucleus Software Exports, Ltd.*                                      $    42,986

            TELEPHONE NETWORKS -- 6.6%
     42,500 ECI Telecommunications Ltd.                                          $   903,125
     44,000 PT Kabelmetal Indonesia                                                   38,056
    540,000 Star Paging Ltd.                                                          76,097
      6,500 Telefonos de Mexico S.A. (A.D.R.)                                        214,500
                                                                                 $ 1,231,778
            TOTAL TECHNOLOGY                                                     $ 1,908,513

            TRANSPORTATION -- 2.1%
            SHIPS & SHIPPING -- 2.1%
    467,000 PT Berlian Laju Tanker                                               $   153,383
     31,700 Transportacion Maritima Mexicana S.A. de C.V. (A.D.R.)*                  241,713
            TOTAL TRANSPORTATION                                                 $   395,096

            UTILITIES -- 13.4%
            TELECOMMUNICATIONS -- 13.4%
    813,553 Champion Technology Holdings Ltd.                                    $    92,558


   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (CONTINUED)

    Shares                                                                           Value
            COMMON STOCKS (continued)
            UTILITIES (continued)
            TELECOMMUNICATIONS (CONTINUED)
        610 Korea Mobile Telecommunication Corp.                                 $   533,419
     13,000 Korea Mobile Telecommunication Corp. (G.D.S.)*                           495,625
     11,100 Philippine Long Distance Telephone Co. (A.D.R.)                          621,600
      2,800 Portugal Telecom S.A. (A.D.R.)*                                           52,500
      6,200 PT Indonesian Satellite Corp. (A.D.R.)                                   212,350
    135,000 Sapura Telecommunications Bhd.                                           139,949
      7,650 Telecom Argentina Stet-France S.A.                                       334,688
            TOTAL UTILITIES                                                      $ 2,482,689

            MISCELLANEOUS -- 3.5%
            INDUSTRIAL MATERIALS -- 3.5%
  1,000,000 Cia Cimento Portland Itau*                                           $   229,797
     63,000 China Tire Holdings, Ltd.                                                409,500
            TOTAL MISCELLANEOUS                                                  $   639,297
            TOTAL COMMON STOCKS (Cost $17,937,577)                               $15,983,244
            TOTAL INVESTMENT IN SECURITIES (Cost $18,998,027)(a)(b)(c)           $17,128,189

Principal
 Amount
            TEMPORARY CASH INVESTMENT 7.6%
 $1,400,000 Repurchase agreement with Chase Manhattan Bank, dated 11/30/95, bearing 5.875%, to be repurchased at $1,400,000 plus accrued interest on 12/1/95, collateralized by $1,381,000 U.S. Treasury
              Note, bearing 6.875%, due 2/28/97                                  $ 1,400,228
            TOTAL TEMPORARY CASH INVESTMENT (Cost $1,400,000)                    $ 1,400,228
            TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
              CASH INVESTMENT -- 100.0% (Cost $20,398,027)                       $18,528,417

  * Non-income producing security.
  + Investment  held  by  the  Fund  representing  5% or more of the outstanding voting stock of such company (see Note 6).
(a) At November 30, 1995, the net unrealized loss on investments based on cost for federal income tax purposes of $19,031,207 was as follows:

    Aggregate gross  unrealized gain for all investments in which there is an
      excess of value  over tax  cost                                            $ 1,263,935
    Aggregate  gross  unrealized  loss for all investments in which there is an
      excess of tax cost over value                                               (3,166,953)
    Net unrealized  loss                                                         $(1,903,018)

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (CONTINUED)

(b) At November 30, 1995, the Fund had a capital loss carryforward of $1,016,450 which will expire in 2003 if not utilized.
(c) Investments by country of issue, as a percentage of total value of investment in securities, is as follows:

    Mexico                                    23.7%
    Korea                                     13.3%
    Poland                                     9.5%
    Argentina                                  7.9%
    India                                      7.0%
    Thailand                                   6.4%
    Hong Kong                                  5.2%
    Israel                                     5.3%
    Philippines                                3.6%
    Brazil                                     3.0%
    Indonesia                                  3.3%
    China                                      2.4%
    Pakistan                                   2.0%
    Venezuela                                  2.1%
    Malaysia                                   1.7%
    Peru                                       1.3%
    Belize                                     1.2%
    Others (individually less than 1%)         1.1%
                                             100.0%

Purchases and sales of securities (excluding temporary cash investments) for the
year  ended  November  30,  1995   aggregated   $48,094,154   and   $46,366,450,
respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
BALANCE SHEET
NOVEMBER 30, 1995

ASSETS:
  Investment in securities, at value (including temporary cash investments of $1,400,228) (cost $20,398,027;
    see Schedule of Investments and Note 1)                                                                             $18,528,417
  Foreign currencies, at value (Note 1)                                                                                     240,026
  Cash                                                                                                                       73,181
  Receivables --
    Investment securities sold                                                                                            2,271,687
    Trust shares sold                                                                                                       369,440
    Dividends, interest and foreign taxes withheld (Note 1)                                                                  27,529
    Due from Pioneering Management Corporation (Note 2)                                                                      31,685
  Other                                                                                                                       3,424
      Total assets                                                                                                      $21,545,389
LIABILITIES:
  Payables --
    Investment securities purchased                                                                                     $   206,375
    Forward foreign currency settlement contracts -- net (Note 1)                                                             1,169
    Trust share repurchased                                                                                                 183,284
  Due to affiliates (Notes 2, 3 and 4)                                                                                       35,202
  Accrued expenses                                                                                                           50,096
      Total liabilities                                                                                                 $   476,126
NET ASSETS:
  Paid-in capital (Note 1)                                                                                              $24,018,103
  Accumulated net investment loss (Note 1)                                                                                   (3,984)
  Accumulated net realized loss on investments and foreign currency transactions (Note 1)                                (1,049,630)
  Net unrealized loss on investments (Note 1)                                                                            (1,869,838)
  Net unrealized loss on forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies (Note 1)                                                                                             (25,388)
      Total net assets                                                                                                  $21,069,263
NET ASSET VALUE PER SHARE:
Class A -- (based on $15,410,795 / 1,333,583 shares of beneficial interest outstanding -- unlimited number
  of shares authorized)                                                                                                 $     11.56
Class B -- (based on $5,658,468 / 493,510 shares of beneficial interest outstanding -- unlimited number of
  shares authorized)                                                                                                    $     11.47
MAXIMUM OFFERING PRICE:
Class A                                                                                                                 $     12.27

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

INVESTMENT INCOME (NOTE 1):
  Dividends (net of foreign taxes withheld of $28,044)                                                                  $   336,618
  Interest                                                                                                                  170,511
      Total investment income                                                                                           $   507,129
EXPENSES:
  Management fees (Note 2)                                                                                              $   251,891
  Distribution fees (Note 4)
    Class A                                                                                                                  33,330
    Class B                                                                                                                  50,215
  Transfer agent fees (Note 3)
    Class A                                                                                                                  73,552
    Class B                                                                                                                  21,339
  Registration fees                                                                                                          45,674
  Professional fees                                                                                                          29,200
  Accounting (Note 2)                                                                                                       129,532
  Custodian fees                                                                                                            133,298
  Printing                                                                                                                   14,001
  Fees and expenses of nonaffiliated trustees                                                                                 6,341
  Miscellaneous                                                                                                              38,899
      Total expenses                                                                                                    $   827,272

    Less fees paid indirectly (Note 5)                                                                                       (6,031)
    Less  management  fees  waived and  expenses  assumed by  Pioneering  Management Corporation  (Note 2)                 (333,187)
    Net expenses                                                                                                        $   488,054
      Net  investment  income                                                                                           $    19,075

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
    Investments (Note 1)                                                                                   $(1,072,113)
    Forward foreign currency contracts and other assets and liabilities denominated in foreign
      currencies (Note 1)                                                                                      (52,218) $(1,124,331)
  Net unrealized gain (loss) from:
    Change in net unrealized gain on investments (Note 1)                                                  $   402,299
    Change in net unrealized gain on forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies (Note 1)                                                   (30,073)     372,226
Net loss on investments and foreign currency transactions                                                               $  (752,105)
Net decrease in net assets resulting from operations                                                                    $  (733,030)

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 1995 AND PERIOD ENDED NOVEMBER 30, 1994*

                                                                                                   Year Ended         Period Ended
                                                                                               November 30, 1995  November 30, 1994*
FROM OPERATIONS:
  Net investment income                                                                            $     19,075         $   115,129
  Net realized gain (loss) on investments and foreign currency transactions                          (1,124,331)            180,913
  Change in net unrealized gain (loss) on investments and foreign currency transactions                 372,226          (2,267,452)
      Net decrease in net assets resulting from operations                                         $   (733,030)        $(1,971,410)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ($0.06 and $0.00 per share, respectively)                                              $    (74,851)        $    --
    Class B ($0.03 and $0.00 per share, respectively)                                                   (11,716)             --
  Net realized gain on investments:
    Class A ($0.13 and $0.00 per share, respectively)                                                  (175,464)             --
    Class B ($0.13 and $0.00 per share, respectively)                                                   (52,148)             --
      Decrease in net assets resulting from distributions to shareholders                          $   (314,179)        $    --
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                                                 $ 21,995,056         $30,183,625
  Net asset value of shares issued to shareholders in reinvestment of dividends                         273,812              --
  Cost of shares repurchased                                                                        (21,538,201)         (7,826,410)
      Increase in net assets resulting from trust share transactions                               $    730,667         $22,357,215
      Net increase (decrease) in net assets                                                        $   (316,542)        $20,385,805
NET ASSETS:
  Beginning of period                                                                                21,385,805           1,000,000
  End of period (including accumulated net investment income (loss) of $(3,984) and
    $115,129, respectively)                                                                        $ 21,069,263         $21,385,805

* The Fund commenced operations on June 23, 1994.

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 1995 AND PERIOD ENDED NOVEMBER 30, 1994* (CONTINUED)

                                                                                        Year Ended               Period Ended
                                                                                    November 30, 1995          November 30, 1994*
                                                                                   Shares        Amount       Shares       Amount
CLASS A
  Shares sold                                                                    1,402,890   $ 15,895,702   1,871,054   $25,054,207
  Shares issued to shareholders in reinvestment of distributions                    18,565        217,663      --            --
  Less shares repurchased                                                       (1,482,458)   (16,889,924)   (536,468)   (7,156,547)
  Net increase (decrease)                                                          (61,003)  $   (776,559)  1,334,586   $17,897,660
CLASS B
  Shares sold                                                                      539,792   $  6,099,354     385,239   $ 5,129,418
  Shares issued to shareholders in reinvestment of distributions                     4,819         56,149      --            --
  Less shares repurchased                                                         (405,299)    (4,648,277)    (51,041)     (669,863)
  Net increase                                                                     139,312   $  1,507,226     334,198   $ 4,459,555

* The Fund commenced operations on June 23, 1994.

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                                        Year Ended                 June 23 to
                                                                                    November 30, 1995          November 30, 1994+
CLASS A
Net asset value, beginning of period                                                    $ 12.24                    $ 12.50
Increase (decrease) from investment operations:
  Net investment income                                                                 $  0.04                    $  0.08
  Net realized and unrealized loss on investments and foreign currency transactions       (0.53)                     (0.34)
    Total decrease from investment operations                                           $ (0.49)                   $ (0.26)
Distributions to shareholders from:
  Net investment income                                                                   (0.06)                       --
  Net realized gain                                                                       (0.13)                       --
Net decrease in net asset value                                                         $ (0.68)                   $ (0.26)
Net asset value, end of period                                                          $ 11.56                    $ 12.24
Total return*                                                                             (4.07%)                    (2.08%)
Ratio of net operating expenses to average net assets                                      2.27%++                    2.25%**
Ratio of net investment income to average net assets                                       0.24%++                    1.85%**
Portfolio turnover rate                                                                  246.68%                    259.22%**
Net assets, end of period (in thousands)                                                $15,411                    $17,067
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction of fees paid indirectly:
    Net operating expenses                                                                 3.95%                      4.13%**
    Net investment loss                                                                   (1.44%)                    (0.03%)**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction of fees paid indirectly:
    Net operating expenses                                                                 2.25%                       --
    Net investment income                                                                  0.27%                       --

 + The per share data presented  above is based upon average shares  outstanding for the period presented.
++ Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
   Total return would be reduced if sales charges were taken into account.
** Annualized

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED (CONTINUED)

                                                                                        Year Ended                 June 23 to
                                                                                    November 30, 1995          November 30, 1994+
CLASS B
Net asset value, beginning of period                                                    $ 12.19                    $ 12.50
Increase (decrease) from investment operations:
  Net investment income (loss)                                                          $ (0.04)                   $  0.02
  Net realized and unrealized loss on investments and foreign currency transactions       (0.52)                     (0.33)
    Total decrease from investment operations                                           $ (0.56)                   $ (0.31)
Distributions to shareholders from:
  Net investment income                                                                   (0.03)                       --
  Net realized gain                                                                       (0.13)                       --
Net decrease in net asset value                                                         $ (0.72)                   $ (0.31)
Net asset value, end of period                                                          $ 11.47                    $ 12.19
Total return*                                                                             (4.62%)                    (2.48%)
Ratio of net operating expenses to average net assets                                      3.00%++                    3.33%**
Ratio of net investment income (loss) to average net assets                               (0.47%)++                   0.77%**
Portfolio turnover rate                                                                   246.68%                   259.22%**
Net assets, end of period (in thousands)                                                $ 5,658                    $ 4,319
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
    Net operating expenses                                                                 4.57%                      5.21%**
    Net investment loss                                                                   (2.05%)                    (1.11%)**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
    Net operating expenses                                                                 2.96%                       --
    Net investment loss                                                                   (0.43%)                      --

 + The per share data presented  above is based upon average shares  outstanding for the period presented.
++ Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
   Total return would be reduced if sales charges were taken into account.
** Annualized

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995

1. Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing primarily in securities of issuers in countries with emerging economies or securities markets. The Fund offers two classes of shares -- Class A shares and Class B shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation -- Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

Gains and losses from sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. In addition, net realized capital gains on securities in certain countries give rise to capital gains taxes. It is the Fund's policy to provide a reserve against net unrealized gains for anticipated capital gains taxes on such securities held by the Fund. During the year ended November 30, 1995, the Fund paid no capital gains taxes on gains realized on the sale of certain foreign securities.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

PIONEER EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995 (CONTINUED)

Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts -- The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investments transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. As of November 30, 1995, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $106,409 and $107,578, respectively, resulting in a net payable of $1,169.

D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

The Fund has reclassified to accumulated net realized loss on investments and foreign currency transactions $51,621 and $69,779 from accumulated undistributed net investment income and paid-in capital, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $25,119 in underwriting commissions on the sale of the Fund's trust shares during the year ended November 30, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and are in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

F. Class Allocations -- Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corpora-

PIONEER EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995 (CONTINUED)

tion (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of share based on the respective percentage of adjusted net assets at the beginning of the day.

G. Repurchase Agreements -- The Fund may enter into repurchase agreements. At the time the Fund enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Fund's custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $22,784 in transfer agent fees payable to PSC at November 30, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. These plans allow for Class A and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the daily average net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in due to affiliates is $12,418 in distribution fees payable to PFD at November 30, 1995.

In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares be-

PIONEER EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995 (CONTINUED)

ing redeemed. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1995, CDSC in the amount of $18,025 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1995, the Fund's expenses were reduced by $6,031 under such arrangements.

6. The Fund's investments in certain companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of year-end date:

                                          DIVIDEND
   AFFILIATES       PURCHASES   SALES      INCOME       VALUE
Mirgor Sacifia
 (A.D.R.)           $131,250      --      $21,142      $137,500

PIONEER EMERGING MARKETS FUND

TAX TREATMENT OF DISTRIBUTIONS
MADE DURING THE YEAR ENDED NOVEMBER 30, 1995

During  the  year  ended   November  30,  1995,  the  Fund  paid  the  following
distributions:

                                                   DISTRIBUTION PER SHARE
                                                                   FROM NET
                                                 FROM NET          REALIZED
                                                INVESTMENT        SHORT-TERM
TO SHAREHOLDERS OF RECORD   PAYMENT DATE          INCOME             GAIN
Class A Shares
  12/20/94                   12/28/94             $ 0.06            $ 0.08
  6/22/95                     6/30/95                --               0.05
Class B Shares
  12/20/94                   12/28/94               0.03              0.08
  6/22/95                     6/30/95                --               0.05

On a per share basis, the $0.13 distributions to Class A and Class B shareholders from short-term capital gain should be combined with the $0.06 and $0.03 distributions from net investment income for a total of $0.19 and $0.16 for Class A and Class B shares, respectively, which represent ordinary income.

Class A and Class B shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distributions as explained above. The tax cost of the shares received on December 28, 1994 is $11.82 and $11.79 per share for Class A and Class B shares, respectively. The tax cost of the shares received on June 30, 1995 is $11.47 and $11.40 per share for Class A and Class B shares, respectively.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended November 30, 1995, including expenses incurred in attending trustees meetings, was $7,398. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At November 30, 1995, the trustees and officers of the Fund owned beneficially 6,023 Class A shares and 4,038 Class B shares of the Fund (approximately 0.45% and 0.82% of the outstanding Class A and Class B shares, respectively). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at November 30, 1995.

PIONEER EMERGING MARKETS FUND
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER EMERGING MARKETS FUND:

We have audited the accompanying balance sheet of Pioneer Emerging Markets Fund, including the schedule of investments, as of November 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts
December 29, 1995                                 ARTHUR ANDERSEN LLP

                         PIONEER EMERGING MARKETS FUND
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109

OFFICERS
JOHN F. COGAN, JR.
Chairman and President
DAVID D. TRIPPLE
Executive Vice President
NORMAN KURLAND
Senior Vice President
WILLIAM H. KEOUGH
Treasurer
JOSEPH P. BARRI
Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT
CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS
DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS
HARRIMAN & CO.

INDEPENDENT PUBLIC
ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER
SERVICES AND
TRANSFER AGENT
PIONEERING SERVICES
CORPORATION
60 State Street
Boston, Massachusetts
02109


Please call Pioneer for information on:

Existing accounts, new accounts, prospectuses,
applications, and services forms                            1-800-225-6292
Fund yields and prices                                      1-800-225-4321
Toll-free fax                                               1-800-225-4240
Retirement plans                                            1-800-622-0176
Telecommunications Device for the
Deaf (TDD)                                                  1-800-225-1997

WHEN DISTRIBUTED TO PERSONS WHO ARE NOT SHAREOWNERS OF THE FUND, THIS REPORT MUST BE ACCOMPANIED BY AN OFFICIAL PROSPECTUS, WHICH DISCUSSES THE OBJECTIVES, POLICIES, SALES CHARGES AND OTHER INFORMATION ABOUT THE FUND.

0196-2981

(C)PIONEER FUNDS DISTRIBUTOR, INC.